SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 1998
                                                        -----------------


                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-19869                      13-3927257
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.
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     The Company  announced that due to certain  factors it is  terminating  its offer dated October 15, 1998, as amended (the "Exchange Offer") by which it had offered to exchange $15.00 principal amount of a new issue of 15% Subordinated Notes due 2008 for each share of its Common Stock, par value $.01 per share. The Exchange Offer had been scheduled to expire on December 4, 1998.

     The Company also announced that it has amended its Shareholders' Rights Agreement in order to raise from up to 15% to up to 18% the percentage of outstanding shares of Common Stock a person may acquire prior to triggering a distribution under the Rights Agreement.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.   Financial Statement and Exhibits.
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          Exhibits

     99   Press Release issued on November 17, 1998

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                                    (Registrant)



                                    By: /s/ Richard J. Lubasch
                                    --------------------------------------------
                                    Name: Richard J. Lubasch
                                    Title: Senior Vice President-General Counsel
                                            & Secretary



Dated: November 17, 1998

                                  EXHIBIT INDEX

Exhibit                                                                   Page

  99    Press release issued November 17, 1998